UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                         Washington D.C., 20549

                                Form 8-K

                             Current Report
   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date Of Report (Date Of Earliest Event Reported):  8/30/2008

                            HydroDynex, Inc.
         (Exact Name of Registrant as Specified in its Charter)

                   Commission File Number:  333-152052

                NEVADA                                  20-4903071
    (State or Other Jurisdiction of                 (I.R.S. Employer
    Incorporation or Organization)                  Identification No.)

           230 Bethany Rd., Ste. 128, Burbank, California 91504
        (Address of Principal Executive Offices, Including Zip Code)

                              (702) 884-2150
            (Registrant's Telephone Number, Including Area Code)


      (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]   Written communications pursuant to Rule 425 under the Securities
       Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange
       Act(17CFR240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
       Exchange Act(17CFR240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
       Exchange Act(17CFR240.13e-4(c))


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Item 1.01.  Entry Into a Material Definitive Agreement.

   On August 30, 2008, HydroDynex, Inc. and Hydrosystemtechnik, GmbH entered into an Amended Marketing, Distribution and License Agreement. This amended agreement includes material amendments to the original Marketing, Distribution and License Agreement with an effective date of September 3, 2007.

The major material changes in this amendment were the following:

1. Extension of the second license payment fee of 20,000 Euros to November 30th, 2008.
2. Extension of the date for GRANTEE to purchase or lease an AO-System unit from the GRANTOR by two months to November 3, 2008
3. Extension of exclusive selling rights from two years from the original effective date to three years.
4. Clarification that the rights of the GRANTEE to manufacture will expire automatically in the subsequent year after two consecutive years of the GRANTEE failing to meet the annual sales volume of 500,000 Euros.
5. Clarification that Patent fees paid by GRANTEE are only for Patents issued in the defined market territory.
6. Clarification that the timeline for the GRANTEE to purchase Product Liability insurance is before selling any AO-System units.
7. Addition of breach notice and cure time periods, 14 days and 30 days, respectively.
8. Addition of the Interruption of Production section requiring GRANTOR to deliver product within 12 weeks of down payment or face automatic license extensions.
9. Addition of the Price Fixing section limiting the GRANTOR to price increases of no more than 5% per annum, while keeping sales prices consistent with other customers.
10. Adjustment of the exclusive license thresholds in Appendix B.
11. Removal of the stipulation allowing GRANTEE to be refunded, if verification fails, on the sales price of the initial AO test unit upon return of the unit to GRANTOR.
12. Extension of time for which verification is to be achieved from 18 months to 30 months.


Item 9.01.  Financial Statements and Exhibits.

   (c) Exhibits

       3.1 Amended Marketing, Distribution and License Agreement dated August 30, 2008 between HydroDynex, Inc. and
               Hydrosystemtechnik, GmbH.


                               Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

Dated  September 4, 2008

                                           HYDRODYNEX, Inc.


                                           By:  /s/  Jerod Edington
                                                -------------------
                                                Jerod Edington
                                                President & CEO


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